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                                 Exhibit 10.23

TBCC

                        Amendment and Waiver Agreement


Borrower:        VidaMed, Inc.,
                 a Delaware corporation

Address:         46107 Landing Parkway
                 Fremont, CA 94538-6407

Date:            October 26, 1999



THIS AMENDMENT AND WAIVER AGREEMENT (this "Amendment") is entered into as of the above date, between the above borrower (the "Borrower"), having its chief executive office and principal place of business at the address shown above, and TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation ("TBCC"), having its principal office at 9399 West Higgins Road, Suite 600, Rosemont, Illinois 60018 and having an office at 15260 Ventura Blvd., Suite 1240, Sherman Oaks, California 91403.

TBCC and Borrower agree to amend and supplement the Loan and Security Agreement between them, dated October 20, 1998 (the "Loan Agreement"), as follows. (This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by TBCC and Borrower, and all other written documents and agreements between TBCC and Borrower, are referred to herein collectively as the "Loan Documents." Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

     1. Amendments. Effective upon the date hereof, (i) the Maturity Date set forth at Section 4 of the Schedule to Loan and Security Agreement shall be amended as follows: the date "December 31, 1999" shall be deleted and the date "January 31, 2000" shall be inserted in its place, and (ii) the last sentence of
Section 4.10 of the Loan Agreement shall be amended and restated as follows:
"Borrower has no Subsidiaries, except for its Subsidiary in the United Kingdom, VidaMed International, Ltd."

     2.   Waiver.  Effective the Closing Date (as defined below), TBCC waives
(i) the Event of Default existing under Section 7.1(k) of the Loan Agreement which resulted from the delivery of a Qualified opinion by Borrower's Auditors in respect of Borrower's Financial Statements for the fiscal year ended December 31, 1998, and (ii) the Event of Default existing under Section 5.8(a) of the Loan Agreement which resulted from Borrower's failure to give TBCC notice of the Event of Default under Section 7.1(k) of the Loan Agreement within two Business Days after becoming aware thereof.

Conditions Precedent. The effectiveness of the foregoing waiver under the preceding Section 2 shall be subject to the conditions precedent

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that TBCC shall have received (i) a fee of $10,000, which shall be payable on the execution hereof by Borrower, and (ii) warrants to purchase 20,000 shares of common stock of Borrower at a price of $0.89 per share. The date of satisfaction of the foregoing conditions precedent is the "Closing Date."

Representations True. To induce TBCC to enter into this Amendment, Borrower hereby confirms and restates, as of the date hereof (after giving effect to the waiver contemplated in Section 2 above), the representations and warranties made by it in Section 4 of the Loan Agreement. For the purposes of this Section 4 each reference in Section 4 of the Loan Agreement to "this Agreement," and the words "hereof," "herein," "hereunder," or words of like import in such Section, shall mean and be a reference to the Loan Agreement as amended by this Amendment.

GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS.

General Provisions. TBCC's execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith shall not be deemed to create a course of dealing or otherwise create any express or implied duty by it to provide any other or further amendments, consents or waivers in the future. This Amendment, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended and supplemented, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed. This Amendment forms part of the Loan Agreement and the terms of the Loan Agreement are incorporated herein by reference.



Borrower:                              TBCC:

VIDAMED, INC.                          TRANSAMERICA BUSINESS CREDIT CORPORATION




By  /s/                                By  /s/
   --------------------------------       -------------------------------------
   John F. Howe,
   Vice President and CFO

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